UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a–12

Gateway Energy Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important  Notice  of  Availability  of  Proxy  Materials  for  the  Stockholder  Meeting  of

GATEWAY  ENERGY  CORPORATION

To  Be  Held  On:

June 20,  2012  at  10:00  a.m.

Wedge  International  Tower,  1415  Louisiana  Street,  Suite  3900,  Conference  Room  A,  Houston,  TX  77002

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication  presents  only  an  overview  of  the  more  complete  proxy  materials  that  are  available  to  you  on  the  Internet.  We encourage you  to  access  and  review  all  of  the  important  information  contained  in  the  proxy  materials  before  voting.

If  you  want  to  receive  a  paper  or  e-mail  copy  of  the  proxy  materials  you  must  request  one.   There  is  no  charge  to  you  for  requesting  a copy.   To  facilitate  timely  delivery  please  make  the  request  as  instructed  below  before  June  10,  2012.

Please visit  http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08954,  where  the  following  materials  are  avail- able for  view:

• Notice  of  Annual  Meeting  of  Stockholders

• Proxy  Statement

• Form  of  Electronic  Proxy  Card

• Annual  Report  on  Form  10-K

TO  REQUEST  MATERIAL:       TELEPHONE:  800-994-1124

E-MAIL:  cmiller@gatewayenergy.com

WEBSITE:  www.gatewayenergy.com

TO  VOTE:                                   ONLINE:  To  access  your  online  proxy  card,  please  visit  www.voteproxy.com  and  follow  the  on-screen instructions.  You  may  enter  your  voting  instructions  at  www.voteproxy.com  up  until  11:59  PM  Eastern  Time the day  before  the  cut-off  or  meeting  date.

IN PERSON:  You  may  vote  your  shares  in  person  by  attending  the  Annual  Meeting.

TELEPHONE: To  vote  by  telephone,  please  visit  https://secure.amstock.com/voteproxy/login2.asp to view the  materials  and  to  obtain  the  toll  free  number  to  call.

MAIL:  You may  request  a  card  by  following  the  instructions  above.

1. To  elect  the  following  persons  as  directors  of  the  Company  to  serve  until the next  annual  meeting  of  stockholders.

NOMINEES:

Perin Greg  deGeurin

David F.  Huff

John. O.  Niemann,  Jr.

Frederick M.  Pevow,  Jr.

John A.  Raasch

Paul G.  VanderLinden,  III

2.  To  ratify the appointment  of  Pannell Kerr Forster of Texas,  P.C. as the Company's  independent  registered  public  accounting  firm  for the fiscal  year ending  December  31,  2012.

3.   In  his  discretion,  the  proxy  is  authorized  to  vote  upon  such  other  business  as may  properly  come  before  the  Meeting.

The items  of  business  are  more  fully  described  in  the  proxy  statement.  The  record date for  the  Annual  Meeting  is  May  1,  2012.  Only  stockholders  of  record  at  the  close of business  on that  date  may  vote  at the  meeting  or any  adjournment  or postponement  thereof.

Please note  that  you  cannot  use  this  notice  to  vote  by  mail.